Exhibit 10.1

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is entered into and made effective as of March 28, 2025 (the “Effective Date”), by and between STRUCRAFT GROUP LIMITED, a Marshall Islands limited corporation (“Buyer”) and INNO HOLDINGS INC., a Texas corporation (“Seller”), and CORE MODU LLC, a Texas limited liability company (“Company”). As used herein, Buyer, Seller, and Company may individually be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Seller is the holder of fifteen percent (15%) of the outstanding membership interests in Company immediately prior to the Effective Date (the “Subject Membership Interest”), as reflected on the books and records of Company;

WHEREAS, subject to the conditions set forth in this Agreement, Seller proposes to sell and assign to Buyer, the Subject Membership Interest; and

WHEREAS, subject to the conditions set forth in this Agreement, Buyer desires to purchase from Seller the Subject Membership Interest.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the Parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, each intending to be legally bound, agree as follows:

1. Sale and Purchase of the Subject Membership Interest. In consideration of the payment of the Purchase Price (as defined below), Seller hereby sells, transfers, assigns, and delivers to Buyer, and Buyer purchases from Seller, the Subject Membership Interest, free and clear of all liens, encumbrances, security interests, equities, claims, options, licenses, charges, and assessments, other than as expressly set forth herein.

2. Purchase Price and Covenants.

(a) As full consideration for the sale of the Subject Membership Interest, the Parties hereby agree that Buyer shall pay to Seller, Seven Hundred Thousand Dollars and 00/100 ($700,000.00) (the “Purchase Price”). Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Subject Membership Interest contemplated hereby shall take place at a closing (the “Closing”) to be held on the date of Initial Payment or such other date to be determined by the Parties to this Agreement (the “Closing Date”) remotely by exchange of documents and signatures (or their electronic counterparts), or at such other place or on such other date as Buyer and Seller may mutually agree upon in writing. The Purchase Price shall be paid as follows:

(i) Buyer shall pay One Hundred Seventy-Five Thousand Dollars and 00/100 ($175,000.00) (the “Initial Payment”) within two (2) business days from the Effective Date.

(ii) Buyer shall pay One Hundred Seventy-Five Thousand Dollars and 00/100 ($175,000.00) (the “Second Payment”) on or before September 30, 2025.

(iii) Buyer shall pay One Hundred Seventy-Five Thousand Dollars and 00/100 ($175,000.00) (the “Third Payment”) on or before December 31, 2025.

(iv) Buyer shall pay One Hundred Seventy-Five Thousand Dollars and 00/100 ($175,000.00) (the “Final Payment”) on or before March 31, 2026.

3. No Additional Consideration. The Parties agree that the full consideration for the purchase of the Subject Membership Interest is the delivery of the Purchase Price by Buyer. Seller, and Seller’s respective heirs, successors, assigns, representatives, attorneys, agents, shareholders, members, managers, directors, officers, and employees (“Representatives”) acknowledge and agree that Seller is neither owed nor entitled to any additional compensation or consideration from Buyer or Buyer’s Representatives with respect to the purchase and sale of the Subject Membership Interest.

4. Closing Conditions.

(a) The obligation of Seller to sell, transfer, and assign the Subject Membership Interests to Buyer hereunder is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of Buyer in Section 6 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii) Buyer shall have obtained any and all consents, permits, approvals, registrations, and waivers necessary or appropriate for consummation of the transactions contemplated herein;

(iv) Buyer shall have delivered to Seller a certificate, signed by an executive officer of Buyer, dated as of the Closing Date, certifying the matters set forth in this Section other than clauses (iv).

(b) The obligation of Buyer to purchase the Subject Membership Interests from Seller is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of Seller in Section 5 shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and

(iii) Seller shall have obtained any and all consents, permits, approvals, registrations, and waivers necessary or appropriate for consummation of the transactions contemplated herein.

5. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows as of the Effective Date and the Closing Date:

(a) Company is a limited liability company duly incorporated, validly existing, and in good standing under the laws of the State of Texas. Company has all requisite limited liability company power and authority to own, lease, and operate its properties and assets and to carry on its business as it is now being conducted. Based on the nature of the property owned or leased by it and the conduct of its business as of the Effective Date, Company is not required to be qualified as a foreign entity to transact business in any other state. Company does not currently own or control, or have an option or outstanding offer to acquire, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business association or entity. Company is not a participant in any joint venture, partnership, or similar arrangement.

(b) Seller has the requisite power and authority to enter into this and any and all instruments necessary or appropriate to effectuate fully the terms and conditions of this Agreement and to perform Seller’s obligations in connection therewith. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by Seller. Assuming the due and valid execution and delivery thereof by the other parties thereto, this Agreement is valid and binding obligations of Seller, enforceable against Seller in accordance with their terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

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(c) None of the execution, delivery, and performance of this Agreement, the consummation by Seller of the transactions contemplated hereby or thereby or compliance by Seller with any provision hereof or thereof will conflict with, result in a material violation of, cause a default (with or without notice or lapse of time, or both) under, give rise to a right of termination, amendment, cancellation, or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any encumbrance upon any asset of Company.

(d) There are no liabilities of Company due to Company’s suppliers and creditors, and other trade payables owed by Company. Seller has not incurred any liabilities relating to Company. Company does not have any tax liability as of the Closing Date.

(e) All tax returns required to be filed on or before Closing Date by Company have been, or will be, timely filed. Such tax returns are, or will be, true, complete, and correct in all respects. All taxes due and owing by Company (whether or not shown on any tax return) have been, or will be, timely paid. No claim has been made by any governing tax authority in any jurisdiction where Company does not file tax returns that it is, or may be, subject to tax by that jurisdiction. All deficiencies asserted, or assessments made, against Company as a result of any examinations by any governing tax authority have been fully paid.

(f) All of the assets of Company are owned by Company. Company represents and warrants that it has good, marketable, and legal title to all assets, free, and clear of any and all liens or encumbrances.

(g) Aside from the Subject Membership Interest, Seller has no interest, right, or claim to ownership, in and to Company, and upon transfer of the Subject Membership Interest to Buyer, Seller shall no longer have any rights or claims with respect to Company or its assets.

(h) Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, member, or other party, and complied with all information reporting and backup withholding provisions of all applicable legal requirements.

(i) No extensions or waivers of statutes of limitations have been given or requested with respect to any taxes of Company.

(j) All deficiencies asserted, or assessments made, against Company as a result of any examinations by any agency imposing or charged with administering the collection of a tax (a “Tax Authority”) have been fully paid.

(k) Company is not a party to any claim by a Tax Authority and there are no pending or threatened claims by any Tax Authority.

(l) Company is not a party to, or bound by, any tax indemnity, tax sharing or tax allocation agreement.

(m) No private letter rulings, technical advice memoranda, or similar agreement or rulings have been requested, entered into or issued by any Tax Authority with respect to Company.

(n) Seller has been advised by Buyer to seek the advice of legal counsel and such other advisors, including investment experts, as Seller may deem appropriate with regard to the sale of the Subject Membership Interest and with regard to the other terms of this Agreement. Seller understands and acknowledges that the Parties may have differing views of the current and future value of the Subject Membership Interest. Seller and Seller’s respective advisors have such knowledge and experience in financial, tax, legal, and business matters to enable Seller to evaluate the merits and risks of the transactions contemplated hereunder and to make an informed decision with respect thereto, to assess the value of the Subject Membership Interest and the Purchase Price and the advisability of such transactions. Seller understands that the tax and accounting consequences to Seller of the transactions contemplated hereunder depends on Seller’s own circumstances and Seller has consulted Seller’s own legal counsel and accountants with respect thereto and has not received or relied on any advice from Buyer or Buyer’s Representatives.

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(o) Except for the representations and warranties set forth in this Section 5, neither Seller nor any of its affiliates or representatives has made or is making any other representation or warranty, express or implied, with regard to (i) Seller, Company, or the Subject Membership Interest, (ii) any information furnished, provided, or made available to Buyer or any of its affiliates or representatives, including any information provided in a virtual data room or management presentations, or (iii) any information in any other form in expectation of the transactions contemplated herein, or any representation or warranty arising from statute or otherwise pursuant to any applicable law, whether written or oral, statutory, express or implied, in connection with this Agreement or the transactions contemplated hereby or thereby and any such representations and warranties are hereby expressly disclaimed.

6. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows as of the Effective Date and Closing Date:

(a) Buyer is a corporation duly incorporated, validly existing, and in good standing under the laws of Marshall Islands. Buyer has taken all action necessary action, and has the requisite power and authority, to enter into this and any and all instruments necessary or appropriate to effectuate fully the terms and conditions of this Agreement and to perform Buyer’s obligations in connection therewith. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by Buyer. Assuming the due and valid execution and delivery thereof by the other parties thereto, this Agreement is a legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

(b) None of the execution, delivery, and performance of this Agreement, the consummation by Buyer of the transactions contemplated hereby or thereby or compliance by Buyer with any provision hereof or thereof will conflict with, result in a violation of, cause a default (with or without notice or lapse of time, or both) under, give rise to a right of termination, amendment, cancellation, or acceleration of any obligation contained in or the loss of any benefit under, or result in the creation of any encumbrance upon any asset of Buyer.

(c) The Subject Membership Interests will be acquired by Buyer for its own account for the purpose of investment. Buyer understands that the Subject Membership Interests have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. Buyer acknowledges that the Subject Membership Interests are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act and Buyer may only sell or otherwise transfer any portion of Buyer’s membership interest only in accordance with the provisions of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration thereunder and otherwise in a manner which does not violate federal securities laws and any state securities laws of the United States. Buyer understands that Company is under no obligation to register any interest in Company on behalf of Buyer or to assist Buyer in complying with any exemption from registration under the Securities Act or under any other applicable securities laws.

(d) Buyer is acquiring the Subject Membership Interest for Buyer’s own account as principal, for investment and not with a view to, or for the resale, distribution, or fractionalization thereof, in whole or in part, and no other legal person has any direct or indirect beneficial interest in Buyer’s Subject Membership Interest in Company.

(e) Buyer is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act. Buyer has such knowledge and experience in financial, tax, and business matters that it is capable of evaluating the merits and risks of Buyer’s purchase of the Subject Membership Interest.

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(f) No brokerage or finder’s fees or commissions are or will be payable by Buyer to any broker, financial advisor, or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by this Agreement. Buyer shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

(g) Buyer has been advised by Seller to seek the advice of legal counsel and such other advisors, including investment experts, as Buyer may deem appropriate with regard to the purchase of the Subject Membership Interest and with regard to the other terms of this Agreement. Buyer understands and acknowledges that the parties hereto may have differing views of the current and future value of the Subject Membership Interest. Buyer and Buyer’s respective advisors have such knowledge and experience in financial, tax, legal, and business matters to enable Seller to evaluate the merits and risks of the transactions contemplated hereunder and to make an informed decision with respect thereto, to assess the value of the Subject Membership Interest and the Purchase Price and the advisability of such transactions. Buyer understands that the tax and accounting consequences to Buyer of the transactions contemplated hereunder depends on Buyer’s own circumstances and Buyer has consulted Buyer’s own legal counsel and accountants with respect thereto and has not received or relied on any advice from Buyer or Buyer’s Representatives.

7. Indemnity. The parties hereto hereby indemnify, save, and hold each other harmless from any and all loss or damage (including legal expenses and reasonable attorneys’ fees) arising out of or connected with any claim that a party breached any of its representations, warranties, or covenants in this Agreement, provided such claims are reduced to a final adverse judgment or settled with consent of the indemnifying party, such consent not be unreasonably withheld. Notwithstanding anything to the contrary in this Agreement, Seller’s liability shall be limited to an aggregate amount of the Purchase Price.

8. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Texas and any county thereof, and each party hereto irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by mail to such Party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the specific subject matter hereof and supersedes all prior agreements or understandings of any kind with respect to the specific subject matter hereof.

(c) Severability. In the event that any provision or part of this Agreement shall be deemed void or invalid by a court of competent jurisdiction, the remaining provisions or parts shall be and remain in full force and effect.

(d) Amendment. Any and all additions, deletions, or modification to this Agreement must be in writing and signed by the parties hereto or it shall have no effect and shall be void.

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(e) Successors and Assigns; Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Neither Buyer nor Seller may assign this Agreement or delegate any of its obligations hereunder without the prior written consent of the other; provided, however, Buyer may, at any time, in its sole discretion, assign, in whole or in part, its rights and obligations pursuant to this Agreement to one or more of its affiliates.

(f) Notice. All notices, requests, demands, and other communications hereunder shall be in writing delivered by registered or certified mail, return receipt requested, postage prepaid, at the addresses set forth above, or at such other address as the parties may designate by valid notice.

(g) Recitals. The recitals set on the first page hereof are incorporated herein and made a part of this Agreement by this reference.

(h) Headings. The headings, titles, and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i) Neutral Interpretation. This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the Party causing the same to be drafted.

(j) Fees and Costs. Each party hereto shall be responsible to pay its own fees and expenses incurred in connection with the execution of this Agreement.

(k) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLER

INNO HOLDINGS INC.,
a Texas corporation

By:	/s/ Ding Wei
Name:	Ding Wei

BUYER

STRUCRAFT GROUP LIMITED, a Marshall Islands limited corporation

By:	/s/ Steven Zhao
Name:	Steven Zhao

COMPANY

CORE MODU LLC,
a Texas limited liability company

By:	/s/ Shaoren Liu
Name:	Shaoren Liu